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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 ---------------


        Date of Report (Date of earliest event reported): AUGUST 22, 2000




                           BRIGHAM EXPLORATION COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                  000-22433               75-2692967
  (STATE OR OTHER JURISDICTION       (COMMISSION              (IRS EMPLOYER
        OF INCORPORATION)            FILE NUMBER)           IDENTIFICATION NO.)


                            6300 BRIDGEPOINT PARKWAY
                             BUILDING TWO, SUITE 500
                               AUSTIN, TEXAS 78730
          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

       Registrant's telephone number, including area code: (512) 427-3300



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


Item 5.  OTHER EVENTS.

         On August 22, 2000, Brigham Exploration Company (the "Company") announced initial production results for two Texas Gulf Coast wells completed in its Diablo Project in the Home Run Field and in its Caliente Project.

         A copy of the Company's press release that provided this announcement is attached hereto as Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                     Item Number                  Exhibit
                    -------------    --------------------------------------
                       99.1*         Press Release dated August 22, 2000.



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* filed herewith.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            BRIGHAM EXPLORATION COMPANY



Date:    August 31, 2000                        By: /s/ Curtis F. Harrell
                                                    ---------------------
                                                    Curtis F. Harrell
                                                    Chief Financial Officer

                                INDEX TO EXHIBITS


                   Item Number                Exhibit
                 ---------------  --------------------------------------
                      99.1        Press Release dated August 22, 2000.